FOR IMMEDIATE RELEASE

NYFIX CONTACT:
Jennifer Plaia
NYFIX, Inc.
(203) 425-8000 or
info@nyfix.com

             NYFIX REPORTS THIRD QUARTER 2003 RESULTS AND ACTIVITIES

STAMFORD,  CT, OCTOBER 29, 2003: NYFIX, INC. (NASDAQ: NYFX) today announced that revenue for the third quarter ended  September 30, 2003 was $16.4 million,  a 7%
increase from $15.4 million for the third quarter of 2002 and a 4% increase from the $15.7  million from the second  quarter of 2003.  The Company's net loss for the  third  quarter  of 2003 was $1.1  million,  or $0.03  per  common  share as compared to a net loss of $0.9 million, or $0.03 per common share, for the third quarter of 2002 and a net loss of $1.1 million,  or $0.03 per common share,  for the second quarter of 2003.

For the nine months ended September 30, 2003,  revenue was $49.4 million,  a 28%
increase from revenue of $38.5  million for the nine months ended  September 30,
2002.  Net loss was $2.0 million or $0.06 per common share,  for the nine months ended September 30, 2003, compared with a net loss of $3.7 million, or $0.13 per common share, for the same period of 2002.

Cash,  cash  equivalents  and  short-term  investments  were  $16.5  million  at
September  30, 2003 as  compared  to $21.9  million at each of June 30, 2003 and
December 31, 2002.  Cash used by  operating  activities  was $2.0 million in the third  quarter of 2003 as compared to cash  provided by operating  activities of
$6.1  million  in the  second  quarter  of  2003.  Cash  provided  by  operating activities  was $5.1  million for the nine months  ended  September  30, 2003 as compared  to cash used in  operating  activities  of $2.9  million  for the nine months ended September 30, 2002.

Management of the Company said that while revenue increased  slightly,  the main progress  for the  third  quarter  was a  strong  increase  in  signed  buy-side institutional  contracts.  Since the start of its buy-side initiative last year, the  Company has signed 66 buy-side  institutions  for NYFIX  network and market connectivity  services.  The Company is still in its early phase of  deployment;
however it  expects a  significant  ramp up in revenue in 2004 from this  market segment from existing products and several new ones.

"We are  aggressively  looking to take  advantage of  opportunities  in a market segment  considerably  larger than our traditional  market. The reception to our initial  offering  has been  strong and based on our  dialogue  with some of the largest  financial  services  institutions  in this  country  and  abroad we are developing  several  new and  differentiating  products,"  said Peter  Kilbinger
Hansen, CEO of NYFIX, Inc.

While the  brokerage  industry  is still  going  through  changes,  the  Company experienced  growth from this sector during the third quarter.  The  competitive combination  of the NYFIX  listed and the  Renaissance  OTC  product  suites has reinvigorated the Company's ability to defend existing revenues,  while pursuing new avenues of growth within the brokerage segment.

In addition,  with all the recent  developments  in the listed market during the third quarter,  NYFIX Millennium LLC participated in many discussions  regarding the  possibilities  of  modifying  the  NYFIX  Millennium  system  to  meet  the increasing demand for improved market interaction.  As a result NYFIX Millennium
LLC has committed to making  fundamental  changes to both its technology and its business model,  thus allowing  Millennium  resident orders to interact directly with  other  execution  centers in an  electronically  seamless,  throttled  and anonymous fashion.

"In this process,  we are  maintaining  the high value of anonymity and power of the NYFIX network and its resident liquidity, while at the same time eliminating the closed environment which has resulted in only a smaller percentage of orders being executed.  We have committed to release all Millennium changes and routing hook-ups to other  liquidity pools no later than the end of January 2004 and are on  track to meet  this  timetable.  The  client  support  we  enjoy  for  these initiatives  could  potentially  mean a significant  increase in Millennium  LLC revenues," said Robert Gasser, CEO of NYFIX Millennium.

The Company  expects  revenue for the fourth  quarter 2003 to be in the range of
$16.5  million to $17.5  million.  This compares to $17.3 million for the fourth quarter of 2002 and $16.4 million for the third quarter of 2003.  Fourth quarter earnings  per common share is expected to be in the range of a net loss of $0.02 per  common  share to  breakeven.  This  compares  to net income of $0.02 in the fourth  quarter  of 2002 and a net loss of $0.03 per  common  share in the third quarter 2003.

You are invited to listen to the  company's  conference  call with NYFIX  senior management that will be broadcast live over the Internet today, October 29, 2003
at    12    noon    EST.     To    access     the    call,     please     visit:
HTTP://WWW.FIRSTCALLEVENTS.COM/SERVICE/AJWZ388971129GF12.HTML.

                                       ###

NYFIX, INC. through its subsidiaries and affiliate  provides  electronic trading
technology   infrastructure  and  execution  services  to  brokerage  firms  and institutional investors.  NYFIX products and services automate trading workflows by  streamlining  data  entry  and  seamlessly  integrate  electronic  order and execution handling.  NYFIX offers a complete electronic desktop order management solution,  stationary  and wireless  handheld  exchange  floor  technology;  FIX
(Financial  Information  eXchange Protocol) messaging and monitoring tools and a high volume trade execution  platform.  Its products  deliver  straight  through
processing  ("STP")  for  front,   middle  and  back  office  trade  transaction
processing.  NYFIX maintains  multiple data centers and an extensive  network of electronic  circuits  that  link  industry  participants  for  electronic  trade communication  and  provides  access  to the  global  equities  and  derivatives financial markets.

NYFIX,  a pioneer in the  FIX-based  solutions  offers a  FIX-compliant  product suite.  NYFIX's core technology,  which includes equity solutions for listed and over-the-counter  markets,  derivatives  and future products and Javelin's Appia and Instant  Integrator  products,  are  complemented  by NYFIX's  broker-dealer operations,  which offers its NYFIX Millennium ATS and trade execution services.
Headquartered in Stamford, Connecticut, NYFIX has additional offices in New York
City, Chicago,  San Francisco,  London and Madrid. For more information,  please visit WWW.NYFIX.COM, WWW.JAVTECH.COM and WWW.RENAISSANCETT.COM.

THIS  PRESS  RELEASE  CONTAINS  CERTAIN  FORWARD-LOOKING  STATEMENTS  WITHIN THE
MEANING OF SECTION 27A OF THE  SECURITIES  ACT OF 1933, AS AMENDED,  AND SECTION
21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE INTENDED TO BE
COVERED BY THE SAFE HARBORS  CREATED  THEREBY.  INVESTORS ARE CAUTIONED THAT ALL
FORWARD-LOOKING  STATEMENTS  INVOLVE RISKS AND  UNCERTAINTY,  INCLUDING  WITHOUT
LIMITATION,  THE  ABILITY OF THE  COMPANY TO MARKET AND  DEVELOP  ITS  PRODUCTS.
ALTHOUGH   THE   COMPANY   BELIEVES   THAT  THE   ASSUMPTIONS   UNDERLYING   THE
FORWARD-LOOKING   STATEMENTS  CONTAINED  HEREIN  ARE  REASONABLE,   ANY  OF  THE
ASSUMPTIONS COULD BE INACCURATE,  AND THEREFORE,  THERE CAN BE NO ASSURANCE THAT
THE  FORWARD-LOOKING  STATEMENTS INCLUDED IN THIS PRESS RELEASE WILL PROVE TO BE
ACCURATE.   IN  LIGHT  OF  THE   SIGNIFICANT   UNCERTAINTIES   INHERENT  IN  THE
FORWARD-LOOKING  STATEMENTS  INCLUDED HEREIN,  THE INCLUSION OF SUCH INFORMATION
SHOULD NOT BE REGARDED AS A  REPRESENTATION  BY THE COMPANY OR ANY OTHER  PERSON
THAT THE OBJECTIVES AND PLANS OF THE COMPANY WILL BE ACHIEVED.

NYFIX Platinum is a trademark of NYFIX, Inc.

[OBJECT OMITTED]

                                                  NYFIX, INC.
                                    Consolidated Statements of Operations (Unaudited)
                                         (in thousands, except per share amounts)

                                                         THREE MONTHS ENDED                   NINE MONTHS ENDED
                                                             SEPTEMBER 30,                      SEPTEMBER 30,
                                                     --------------------------          --------------------------
                                                       2003               2002             2003              2002
                                                     --------          --------          --------          --------

Revenue:
   Subscription                                      $  9,115          $  8,326          $ 25,765          $ 23,566
   Sale                                                 2,117             2,509             6,800             5,113
   Service contract                                     2,327             2,258             7,094             5,849
   Transaction                                          2,836             2,275             9,715             3,997
                                                     --------          --------          --------          --------
      Total revenue                                    16,395            15,368            49,374            38,525
                                                     --------          --------          --------          --------
COST OF REVENUE:
   Subscription                                         5,365             4,364            14,750            11,399
   Sale                                                   496               630             1,394             1,535
   Service contract                                       618               545             1,706             1,425
   Transaction                                          1,871             1,909             5,990             4,421
                                                     --------          --------          --------          --------
      Total cost of revenue                             8,350             7,448            23,840            18,780
                                                     --------          --------          --------          --------
GROSS PROFIT:
   Subscription                                         3,750             3,962            11,015            12,167
   Sale                                                 1,621             1,879             5,406             3,578
   Service contract                                     1,709             1,713             5,388             4,424
   Transaction                                            965               366             3,725              (424)
                                                     --------          --------          --------          --------
      Total gross profit                                8,045             7,920            25,534            19,745
                                                     --------          --------          --------          --------
OPERATING EXPENSE:
   Selling, general and administrative                  8,502             7,037            24,626            21,919
   Research and development                               381               431               943             1,070
   Depreciation and amortization                        1,316             2,288             3,695             4,045
                                                     --------          --------          --------          --------
      Total operating expense                          10,199             9,756            29,264            27,034
                                                     --------          --------          --------          --------
Loss from operations                                   (2,154)           (1,836)           (3,730)           (7,289)

Investment income                                         304               276               557               474
Interest expense                                          (16)              (73)              (74)             (216)
Other expense, net                                        (62)             (132)             (649)             (271)
                                                     --------          --------          --------          --------
Loss before income tax benefit and minority            (1,928)           (1,765)           (3,896)           (7,302)
   interest
Income tax benefit                                       (871)             (859)           (1,858)           (3,269)
                                                     --------          --------          --------          --------
Loss before minority interest                          (1,057)             (906)           (2,038)           (4,033)
Minority interest in NYFIX Millennium, net
   of tax                                                   -                 -                 -               306
                                                     --------          --------          --------          --------
Net loss                                              $(1,057)         $   (906)          $(2,038)          $(3,727)
                                                     ========          ========          ========          ========
Basic and diluted loss per common share               $ (0.03)          $ (0.03)          $ (0.06)          $ (0.13)
                                                     ========          ========          ========          ========
Basic and diluted weighted average common
   shares outstanding                                  31,791            30,772            31,367            29,808
                                                     ========          ========          ========          ========

                                                      NYFIX, INC.
                                               CONSOLIDATED BALANCE SHEETS
                                                     (IN THOUSANDS)

                                                                                     SEPTEMBER 30,       DECEMBER 31,
                                                                                        2003                2002
                                                                                     ---------           ---------
Assets                                                                              (unaudited)
Current assets:
   Cash and cash equivalents                                                         $  11,572           $  11,213
   Short-term investments                                                                4,900              10,727
   Accounts receivable, net                                                             18,394              16,601
   Inventory, net                                                                          950               1,098
   Due from unconsolidated affiliates                                                      610                 537
   Deferred income taxes                                                                   758                 590
   Prepaid expenses and other                                                            3,116               2,938
                                                                                     ---------           ---------
   Total current assets                                                                 40,300              43,704

Property and equipment, net                                                             17,514              18,186
Goodwill                                                                                78,526              70,161
Acquired intangible assets, net                                                         10,785               9,404
Investments in unconsolidated affiliates                                                 3,195               5,510
Notes receivable from unconsolidated affiliates                                           --                 1,519
Other amounts due from unconsolidated affiliates                                          --                 1,002
Deferred income taxes                                                                    6,778               6,181
Other assets, net                                                                        7,056               5,150
                                                                                     ---------           ---------
   Total assets                                                                      $ 164,154           $ 160,817
                                                                                     =========           =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                                  $   4,887           $   3,729
   Accrued expenses                                                                      4,664               5,360
   Current portion of capital lease obligations                                            653               1,089
   Current portion of long-term debt and other liabilities                                 507                 142
   Deferred revenue                                                                      2,745               2,561
                                                                                     ---------           ---------
      Total current liabilities                                                         13,456              12,881
Long-term portion of capital lease obligations                                             248                 664
Long-term debt and other liabilities                                                     2,500                 207
                                                                                     ---------           ---------
      Total liabilities                                                                 16,204              13,752
                                                                                     ---------           ---------

Stockholders' equity:
   Preferred stock                                                                        --                  --
   Common stock                                                                             33                  32
   Additional paid-in capital                                                          164,777             161,347
   Retained earnings                                                                     3,238               5,276
   Treasury stock, 1,361,300 and 1,301,300 shares, respectively, at cost               (19,480)            (19,100)
   Due from issuance of common stock                                                      (622)               (597)
   Accumulated other comprehensive income                                                    4                 107
                                                                                     ---------           ---------
      Total stockholders' equity                                                       147,950             147,065
                                                                                     ---------           ---------
      Total liabilities and stockholders' equity                                     $ 164,154           $ 160,817
                                                                                     =========           =========